EARNINGS PER UNIT AND CASH DISTRIBUTIONS (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Unit and Cash Distributions [Abstract]
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
The calculations of basic and diluted earnings per unit are presented below:

(in thousands of $ except unit and per unit data)	2014	2013	2012
Net income attributable to general partner and limited partner interests	174,154	141,296	116,418
Less: Dropdown Predecessor net income	—	—	(28,015)
Less: distributions paid (1)	(143,450)	(127,260)	(87,072)
Under distributed earnings	30,704	14,036	1,331
Under distributed earnings attributable to:
Common unit holders	13,347	6,649	1,304
Weighted average units outstanding (basic and diluted) (in thousands):
Common units	45,663	40,417	27,441
Earnings per unit (basic and diluted):
Common unit holders	2.47	2.31	2.08
Cash distributions declared and paid in the period per unit (2):	2.14	2.05	1.78
Subsequent event: Cash distributions declared and paid per unit relating to the period (3)	0.56	0.52	0.50
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(1)       This refers to distributions made or to be made in relation to the period irrespective of the declaration and payment dates and based on the number of units outstanding at the quarter end date. This also includes cash distributions to IDR holders for the years ended December 31, 2014, 2013 and 2012 of $6.3 million, $4.9 million and $nil, respectively.
(2) Refers to cash distributions declared and paid during the period.
(3) Refers to cash distributions declared and paid subsequent to the period end.